                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 2, 1998
                                                 ---------------

                            Sky Financial Group, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        33-21296                                        34-1372535
------------------------                   ------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)

               221 South Church Street, Bowling Green, Ohio 43402
--------------------------------------------------------------------------------

                                 (419) 327-6300
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Citizens Bancshares, Inc., 10 East Main Street, Salineville, Ohio 43945
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
----------------------

         On October 2, 1998, the merger of Mid Am, Inc. ("Mid Am") with and into Citizens Bancshares, Inc. ("Bancshares") (the "Merger") was consummated pursuant to the terms and conditions of an Agreement and Plan of Merger dated as of May 20, 1998 as amended and restated as of August 5, 1998 by and between Mid Am and Bancshares. Upon consummation, Bancshares' name as the surviving corporation changed to Sky Financial Group, Inc. ("Sky Financial"). The transaction was accounted for as a pooling of interests for accounting and financial reporting purposes.

         Attached to this Current Report on Form 8-K as Exhibit 99 are the Supplemental Financial Statements and Related Information of Sky Financial, and the accompanying notes thereon, giving effect to the Merger.

Item 7.  Financial Statements and Exhibits
------------------------------------------

Exhibit No.   Exhibit

19.1          Report of Independent Auditors Crowe, Chizek and Company LLP

19.2          Report of Independent Accountants PricewaterhouseCoopers LLP

19.3          Report of Independent Auditors SR Snodgrass

23.1          Consent of Crowe, Chizek and Company LLP

23.2          Consent of PricewaterhouseCoopers LLP

23.3          Consent of SR Snodgrass

99            Supplemental Financial Statements and Related Information of Sky
              Financial


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Sky Financial Group, Inc.
                                                  ------------------------------
                                                           (Registrant)

Date:  October 15, 1998                                 By:/s/ Marty E. Adams
                                                           ------------------
                                                   Marty E. Adams, President
                                                   and Chief Operating Officer